UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21309

 Advent Claymore Convertible Securities and Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2014 - October 31, 2015

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/AVK

...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE ADVENT
CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/avk, you will find:

• Daily, weekly and monthly data on share prices, net asset values, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2015

Tracy V. Maitland
President and Chief Executive Officer

DEAR SHAREHOLDER

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the “Fund”). This report covers the Fund’s performance for the 12 months ended October 31, 2015.

Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds, and closed-end funds. As of October 31, 2015, Advent managed approximately $8.4 billion in assets.

Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund’s non-fundamental investment policies were changed during the period and took effect in January 2015. Please see the Questions & Answers section following for more information.

All Fund returns cited—whether based on net asset value (NAV) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2015, the Fund generated a total return based on market price of -12.57% and a total return of -4.20% based on NAV. As of October 31, 2015, the Fund’s market price of $14.13 represented a discount of 17.42% to NAV of $17.11.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

Each month from November 2014 through October 2015, the Fund paid a monthly distribution of $0.0939 per share. The most recent monthly distribution represents an annualized distribution rate of 7.97% based upon the last closing market price of $14.13 as of October 31, 2015. There is no guarantee of any future distributions or that the current returns and distribution rate will be

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) (continued)	October 31, 2015

maintained. A portion of the Fund’s distributions for the 12 months ended October 31, 2015 consisted of a return of capital. Please see the Questions & Answers Section and Note 2(n) on page 42 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 60 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund
November 30, 2015

4 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	October 31, 2015

Advent Claymore Convertible Securities and Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Adviser”), led by Tracy V. Maitland, Advent’s Founder, President, and Chief Investment Officer. In the following interview, the management team discusses the convertible-securities and high-yield markets and Fund performance for the 12-month period ended October 31, 2015.

Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. Under normal market conditions, the Fund must invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. Prior to January 12, 2015, the Fund invested at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, including U.S. and non-U.S. issuers, with at least 60% of its managed assets in convertible securities and up to 40% of its managed assets in non-convertible income-producing securities.

The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as put options, forward exchange currency contracts, futures contracts, and swaps.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.

Discuss the changes to the Fund’s non-fundamental investment policies during the period.

Modifications to non-fundamental investment policies approved by the Board of Trustees of the Fund took effect on January 12, 2015. Prior to January 12, 2015, the Fund invested at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. Pursuant to the policy changes that became effective January 12, 2015, under normal market conditions, the Fund invests at least 80% of it’s managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. The fund must invest a minimum of 30% of its managed assets in convertible securities and may invest up to 70% of it’s managed assets in non-convertible income-producing

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2015

securities. The Fund may invest without limitation in foreign securities. These modifications were designed to expand the portfolio management flexibility of the Fund and may provide an opportunity to enhance shareholder value through the Investment Adviser’s expanded investment capabilities and ability to manage risk. Advent’s institutional strategies, which invest in the same asset classes as the Fund, have provided superior performance relative to applicable benchmarks. Accordingly, Advent has reallocated the Fund’s portfolio over time to establish a core portfolio of convertible bonds that is managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Balanced Convertible Strategy. Advent’s Balanced Convertible Strategy seeks a high total return by investing in a portfolio of U.S. dollar convertible securities that provide equity-like returns while seeking to limit downside risk.

This core portfolio is supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy. Advent’s High Yield Strategy seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.

Advent now uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio will incorporate leverage and operate as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.

Please describe the economic and market environment over the last 12 months.

The U.S. convertible securities market, as measured by the Bank of America Merrill Lynch All Convertibles index, returned essentially break-even, at -0.13% for the year ended October 31, 2015. Strong performance in the first half of the fiscal period gave way to corrective markets in the second half, as fears of global economic slowdowns reaching the U.S., stalling corporate profits, and eventual normalization of monetary policy weighed on equity and corporate credit spreads. The Fund’s other major asset class, high-yield corporate bonds, also fell in total return by approximately -2.05% for the year. While the U.S. equity market, as measured by the Standard & Poor’s 500 Index, returned 5.19% with dividends in the year, the U.S. convertible securities market did not keep up due to widening of the spread component of the bond element and a greater mix of mid-cap and small-cap underlying equities of the issuers. During the summer 2015 sell-off, mid-caps and small-caps corrected more than large-cap equities represented in the Standard and Poor’s 500 Index.

The U.S. economy remained reasonably healthy for the year, shaking off a quarter of weak growth in the winter, with employment gains and the housing market particularly robust, the latter helped by interest rates remaining low. The robust level of economic growth was all the more impressive given slowdowns in many emerging markets such as China and Brazil and a lack of rebound in previously weak economies in Europe and Japan. The higher U.S. dollar, a consequence of rising monetary supply in developed nations and slower economic growth in emerging markets, joined with lower commodity prices to suppress corporate profit growth and flatten out equity market returns compared to recent prior years.

6 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2015

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (NAV) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2015, the Fund generated a total return based on market price of -12.57% and a total return of -4.20% based on NAV. As of October 31, 2015, the Fund’s market price of $14.13 represented a discount of 17.42% to NAV of $17.11. As of October 31, 2014, the Fund’s market price of $17.34 represented a discount of 8.74% to NAV of $19.00.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

How has the Fund’s leverage strategy affected performance?

As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

The Fund’s leverage outstanding as of October 31, 2015, including borrowing and reverse repurchase agreements was $262 million, approximately 39% of the Fund’s total managed assets.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

The NAV return for the Fund was below the cost of leverage for the fiscal year. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was not beneficial to shareholders for the fiscal year. That said, Advent continues to seek attractive and relatively lower-risk opportunities to invest borrowings that have very low cost compared to history and plans to continue taking advantage of the yield curve and interest rate environment for the benefit of shareholders.

What was the impact of the Fund’s covered call strategy?

For much of the fiscal year, the Chicago Board Options Exchange Volatility Index (VIX), stayed at generational lows below 15. This kept the benefit of writing covered calls against equities relatively low compared to the upside foregone should the equity perform well. As markets corrected in late summer, and global investors began anticipating a Federal Reserve (Fed) interest rate hike, the VIX rose and generally stayed above 15 for the remainder of the fiscal year. Having separately raised the allocation to equities due to more attractive valuations, the Advisor began writing more options against these equities to capitalize on the higher volatility, seeing to generate gains for option writing premiums.

How did related market measures perform in this environment?

For the 12-month period ended October 31, 2015, the return of the Bank of America Merrill Lynch All Convertibles Index was -0.13%.

The return of the Bank of America Merrill Lynch High Yield Master II Index was -2.05%.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2015

These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.

Please discuss the Fund’s distributions.

Each month from November 2014 through October 2015, the Fund paid a monthly distribution of $0.0939 per share. The most recent monthly distribution represents an annualized distribution rate of 7.97% based upon the last closing market price of $14.13 as of October 31, 2015. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained. For the 12 months ended October 31, 2015, 68% of the Fund's distributions consisted of investment company taxable income or net capital gain and 32% consisted of return of capital. While the Fund generally seeks to pay dividends that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund's investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund's total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes. A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income." A return of capital distribution decreases the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. Please see Note 2(n) on Page 43 for more information on distributions for the period.

How was the Fund’s portfolio allocated among asset classes during the 12 months ended October 31, 2015, and how did this influence performance?

On October 31, 2015, the Fund’s total investments were invested 59.2% in convertible bonds, convertible preferred securities, and mandatory convertibles; 27.5% in corporate bonds; 0.7% in senior floating rate interests; 11.2% in equities; and 1.4% in cash and cash equivalents.

On October 31, 2014, the Fund’s total investments were invested 64.9% in convertible bonds, convertible preferred securities, and mandatory convertibles; 27.6% in corporate bonds; 0.7% in senior floating rate interests; 2.7% in equities; and 3.2% in cash and cash equivalents.

The change in allocations, chiefly from greater equities compared to convertible bonds, came about mostly starting in the late summer as the global equity correction presented new opportunities to invest in delta positions at better valuations. Yield-heavy investments such as high-dividend equities also corrected more abruptly, as investors shunned these instruments anticipating the first Fed rate hike in nine years, which also led to more attractive entry points for investing new funds.

International investments grew slightly from 12.3% to 14.3% over the year. The Fund invested more opportunistically in Europe, particularly after the early summer selloff that was precipitated by the latest funding crisis in Greece and the anticipation of further bond buying by the European Central

8 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2015

Bank. The effect of currency fluctuations has been hedged in recent times so shareholders receive the local currency return of the underlying security, an advantageous policy in recent periods where foreign currencies have depreciated against the U.S. dollar.

Which investment decisions had the greatest effect on the Fund’s performance?

Among the large winners for the Fund over the period were holdings related to Ctrip.com International Ltd., SanDisk Corp., Omnicare, Inc., and Fiat Chrysler Automobiles N.V.

Convertibles in Chinese travel provider Ctrip.com International Ltd. (1.0% of long-term investments at period end) enjoyed the stock’s steady rise through the year, as the company continued to grow very quickly in penetrating Chinese society’s rapid growth spend in leisure and business travel. Ctrip obtained an equity infusion from U.S. peer Priceline Group and invested in competitors eLong and Qunar during the year, both of which reduced perceptions of competition and helped the earnings multiple.

Convertibles in memory semiconductor manufacturer SanDisk Corp. (0.7% of long-term investments at period end) advanced sharply in the summer after the company agreed to be acquired by disk-drive maker Western Digital. The Fund invested in Sandisk more aggressively after the company had some execution-related issues that hurt earnings in the spring, and benefited from the strategic move by Western Digital to acquire Sandisk’s assets.

Geriatric services provider and convertible issuer Omnicare, Inc. (not held at period end) jumped after the company agreed to be acquired by health care conglomerate CVS Health Corp. to expand into Omnicare’s assisted-living channels.

Mandatory convertibles in global automobile maker Fiat Chrysler Automobiles N.V. (1.0% of long-term investments at period end) performed well as the company enjoyed good growth in its main continent of profits North America and the company had a successful spinoff of its subsidiary Ferrari late in the fiscal year.

Among the leading detractors for the Fund over the last year were holdings related to Verso Corp., Micron Technology, Inc., and Southwestern Energy Co.

High-yield bonds of paper company Verso Corp. (not held at period end) fell after the company continued to suffer from declining demand for coated paper at a faster pace than it could cut costs from its merger with Newpage Corp.

Convertibles of semiconductor manufacturer Micron Technology, Inc. (0.9% of long-term investments at period end) suffered as the company experienced declining profitability after falling behind lower-cost Asian competition and dealing with a downward personal computer (PC) spending cycle in front of Windows 10.

Although the Fund generally benefited from underweight positions in the energy sector, there were individual positions taking losses from the year-long commodity price decline. Mandatory convertibles in exploration and production company Southwestern Energy Co. (0.7% of long-term

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2015

investments at period end) declined on falls in both crude oil and natural gas, the latter particularly dropping in anticipation of a mild winter in the U.S. on the El Nino weather effect.

Do you have any other comments about the markets and the Fund?

As of the date of this report, much attention was focused on the likelihood of future monetary policy actions by the Fed. With employment gains remaining mostly sustained without any long period of falloff, and the unemployment rate approaching inflationary levels, some level of increase off the 0.00-0.25% target level seems inevitable, although the slope of increase in 2016 may be relatively staid given the lack of clear inflation signs and weak foreign growth. Corporate credit spreads have corrected to more attractive levels, and the outlook for corporate profit growth, especially in the energy sector, may improve from late calendar 2015 levels.

Convertible bonds provide a unique instrument for addressing the challenges of the investing environment with low duration to protect against an abrupt interest-rate increase while providing the par protection of a bond instrument and the participation in the upside of the equity market.

Index Definitions

Indices are unmanaged, do not use leverage, and do not experience fees, expenses or transaction costs, and it is not possible to invest directly in an index.

Bank of America Merrill Lynch All Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

AVK Risks and Other Considerations

The views expressed in this report reflect those of the Investment Adviser only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Please see guggenheiminvestments.com/avk for a detailed discussion of the Fund’s risks and considerations.

10 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)				October 31, 2015

Fund Statistics
Share Price					$14.13
Common Share Net Asset Value					$17.11
Discount to NAV					-17.42%
Net Assets ($000)					$403,555

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 2015
					Since
	One	Three	Five	Ten	Inception
	Year	Year	Year	Year	(4/30/03)
Advent Claymore Convertible
Securities & Income Fund
NAV	-4.20%	5.96%	4.38%	3.84%	5.46%
Market	-12.57%	0.71%	2.35%	3.38%	4.07%

Portfolio Breakdown				% of Net Assets
Investments:
Convertible Bonds					76.4%
Corporate Bonds					45.0%
Convertible Preferred Stocks					20.8%
Common Stocks					18.4%
Short Term Investments					2.2%
Senior Floating Rate Interests					1.2%
Total Investments					164.0%
Call Options Written					-0.2%
Other Assets & Liabilities, net					-63.8%
Net Assets					100.0%

Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/avk.

The above summaries are provided for informational purposes only and should not be viewed as recommendations.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited) continued	October 31, 2015

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2015, 32% of the distributions were characterized as Return of Capital.

Country Breakdown	(% of Long-Term Investments)
United States	89.0%
Ireland	2.6%
Cayman Islands	1.9%
Canada	1.5%
Netherlands	1.1%
France	1.0%
Bermuda	0.8%
Marshall Island	0.5%
United Kingdom	0.4%
Mexico	0.4%
Liberia	0.3%
Australia	0.3%
Austria	0.2%
Malta	0.0%*
Subject to change daily.
* Less than 0.05%

12 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	October 31, 2015

	Shares	Value

COMMON STOCKS† – 18.4%
Consumer, Cyclical – 5.6%
General Motors Co.1	142,000	$ 4,957,219
Nordstrom, Inc.2	55,700	3,632,197
Bayerische Motoren Werke AG	27,775	2,864,440
Royal Caribbean Cruises Ltd.1	26,500	2,606,275
MGM Resorts International*,1,2	110,200	2,555,538
Yum! Brands, Inc.2	35,000	2,481,850
Faurecia	52,484	2,088,892
Daimler AG — Class D	18,994	1,656,927
Total Consumer, Cyclical		22,843,338

Consumer, Non-cyclical – 4.6%
Cigna Corp.2	29,971	4,017,313
Gilead Sciences, Inc.1	33,800	3,654,794
Valeant Pharmaceuticals International, Inc.*	29,700	2,784,969
Mylan N.V.*,2	49,400	2,178,046
Amgen, Inc.2	12,200	1,929,796
Biogen, Inc.*,1,2	6,600	1,917,366
Endo International plc*	23,700	1,421,763
Cempra, Inc.*,2	35,500	788,100
Total Consumer, Non-cyclical		18,692,147

Industrial – 2.6%
General Dynamics Corp.1,2	31,500	4,680,270
General Electric Co.2	120,000	3,470,400
Deutsche Post AG	80,000	2,392,230
Total Industrial		10,542,900

Financial – 2.6%
Ares Capital Corp.2	200,000	3,046,000
Blackstone Group, LP2	80,000	2,644,800
ING Groep N.V.	134,005	1,959,159
Citigroup, Inc.1	35,900	1,908,803
NorthStar Realty Finance Corp. REIT2	64,100	769,841
Total Financial		10,328,603

Technology – 2.3%
Apple, Inc.1	26,500	3,166,750
Xilinx, Inc.2	65,146	3,102,253
QUALCOMM, Inc.2	50,250	2,985,855
Total Technology		9,254,858

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Shares	Value

COMMON STOCKS† – 18.4% (continued)
Basic Materials – 0.7%
BASF SE2	32,064	$ 2,639,815
Total Common Stocks
(Cost $74,792,827)		74,301,661

CONVERTIBLE PREFERRED STOCKS† – 20.8%
Consumer, Non-cyclical – 7.4%
Allergan plc
5.50% due 03/01/18	13,915	14,563,856
Anthem, Inc.
5.25% due 05/01/182	163,263	7,598,260
Tyson Foods, Inc.
4.75% due 07/15/17	126,400	6,617,040
Kindred Healthcare, Inc.
7.50% due 12/01/172	1,662	1,228,745
Total Consumer, Non-cyclical		30,007,901

Communications – 4.7%
Frontier Communications Corp.
11.13% due 06/29/182	169,873	16,839,510
T-Mobile US, Inc.
5.50% due 12/15/172	30,942	2,057,334
Total Communications		18,896,844

Financial – 4.0%
Wells Fargo & Co.
7.50%2,3	5,032	5,983,048
American Tower Corp.
5.25% due 05/15/172	26,000	2,766,400
5.50% due 02/15/182	24,784	2,589,928
KeyCorp
7.75%2,3	18,000	2,375,370
Alexandria Real Estate Equities, Inc.
7.00%2,3	50,000	1,375,000
Weyerhaeuser Co.
6.38% due 07/01/162	17,958	901,312
Total Financial		15,991,058

Utilities – 1.6%
Dominion Resources, Inc.
6.38% due 07/01/172	55,950	2,776,799
NextEra Energy, Inc.
5.80% due 09/01/162	44,104	2,426,602
Exelon Corp.
6.50% due 06/01/172	33,700	1,415,737
Total Utilities		6,619,138

See notes to financial statements.

14 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Shares	Value

CONVERTIBLE PREFERRED STOCKS† – 20.8% (continued)
Energy – 1.1%
Southwestern Energy Co.
6.25% due 01/15/182	99,134	$ 2,779,717
Kinder Morgan, Inc.
9.75% due 10/26/18	31,660	1,561,155
Total Energy		4,340,872

Industrial – 1.0%
Stanley Black & Decker, Inc.
4.75% due 11/17/152	17,496	2,541,294
Stericycle, Inc.
5.25% due 09/15/18	15,690	1,462,622
Total Industrial		4,003,916

Basic Materials – 0.6%
Alcoa, Inc.
5.38% due 10/01/172	51,526	1,629,767
A Schulman, Inc.
6.00%3	1,000	850,000
Total Basic Materials		2,479,767

Consumer, Cyclical – 0.4%
William Lyon Homes
6.50% due 12/01/17	13,579	1,484,456
Total Convertible Preferred Stocks
(Cost $87,809,715)		83,823,952

SHORT TERM INVESTMENTS† – 2.2%
Goldman Sachs Financial Prime Obligations – Administration Share Class, 0.00%4	9,047,323	9,047,323
Total Short Term Investments
(Cost $9,047,323)		9,047,323
	Face
	Amount~

CONVERTIBLE BONDS†† – 76.4%
Technology – 20.6%
Intel Corp.
3.25% due 08/01/392	3,132,000	5,158,029
2.95% due 12/15/352	2,182,000	2,779,323
Microchip Technology, Inc.
1.63% due 02/15/252,5	6,334,000	6,599,236
Lam Research Corp.
1.25% due 05/15/182	2,763,000	3,895,830
0.50% due 05/15/162	1,887,000	2,394,131
ON Semiconductor Corp.
1.00% due 12/01/202,5	4,250,000	4,196,875
2.63% due 12/15/262	1,395,000	1,674,000

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 76.4% (continued)
Technology – 20.6% (continued)
Micron Technology, Inc.
3.00% due 11/15/432	6,407,000	$ 5,830,370
Verint Systems, Inc.
1.50% due 06/01/212	4,669,000	4,736,116
Synchronoss Technologies, Inc.
0.75% due 08/15/192	4,539,000	4,649,638
SanDisk Corp.
0.50% due 10/15/202	2,171,000	2,299,903
1.50% due 08/15/172	1,322,000	2,115,200
Red Hat, Inc.
0.25% due 10/01/192	3,193,000	4,091,032
Proofpoint, Inc.
0.75% due 06/15/202,5	3,628,000	4,086,035
ServiceNow, Inc.
0.00% due 11/01/182,6	3,123,000	3,901,798
Cornerstone OnDemand, Inc.
1.50% due 07/01/182	3,916,000	3,871,944
salesforce.com, Inc.
0.25% due 04/01/182	2,562,000	3,328,999
NVIDIA Corp.
1.00% due 12/01/182	1,772,000	2,599,302
BroadSoft, Inc.
1.00% due 09/01/222,5	2,304,000	2,357,280
Akamai Technologies, Inc.
0.00% due 02/15/192,6	2,285,000	2,317,859
Citrix Systems, Inc.
0.50% due 04/15/192	1,973,000	2,254,153
PROS Holdings, Inc.
2.00% due 12/01/192,5	1,966,000	1,972,144
Xilinx, Inc.
2.63% due 06/15/172	1,092,000	1,805,895
Interactive Intelligence Group, Inc.
1.25% due 06/01/202,5	1,891,000	1,583,713
Bottomline Technologies de, Inc.
1.50% due 12/01/17	1,336,000	1,488,805
Allscripts Healthcare Solutions, Inc.
1.25% due 07/01/202	888,000	926,295
Total Technology		82,913,905

Consumer, Non-cyclical – 16.5%
HealthSouth Corp.
2.00% due 12/01/432	4,693,000	5,135,902
Hologic, Inc.
2.00% due 03/01/422,7,8	2,081,000	2,802,847
0.00% due 12/15/432,7,9	1,450,000	1,844,219

See notes to financial statements.

16 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 76.4% (continued)
Consumer, Non-cyclical – 16.5% (continued)
Molina Healthcare, Inc.
1.63% due 08/15/44	3,689,000	$ 4,537,470
Brookdale Senior Living, Inc.
2.75% due 06/15/182	4,140,000	4,326,300
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/202	2,756,000	4,013,424
Isis Pharmaceuticals, Inc.
1.00% due 11/15/212,5	3,682,000	3,684,300
Gilead Sciences, Inc.
1.63% due 05/01/162	685,000	3,272,162
Euronet Worldwide, Inc.
1.50% due 10/01/442,5	2,217,000	2,839,146
NuVasive, Inc.
2.75% due 07/01/172	2,144,000	2,702,780
PTC Therapeutics, Inc.
3.00% due 08/15/225	3,049,000	2,593,556
Array BioPharma, Inc.
3.00% due 06/01/202	2,334,000	2,422,983
Wright Medical Group, Inc.
2.00% due 02/15/205	2,511,000	2,385,450
Jazz Investments I Ltd.
1.88% due 08/15/212	2,148,000	2,288,963
Illumina, Inc.
0.50% due 06/15/212	2,080,000	2,239,901
Horizon Pharma Investment Ltd.
2.50% due 03/15/222,5	2,561,000	2,212,063
Emergent BioSolutions, Inc.
2.88% due 01/15/21	1,784,000	2,196,549
Huron Consulting Group, Inc.
1.25% due 10/01/19	2,354,000	2,187,749
Depomed, Inc.
2.50% due 09/01/212	1,836,000	2,074,680
Incyte Corp.
0.38% due 11/15/182	801,000	1,852,313
Live Nation Entertainment, Inc.
2.50% due 05/15/192	1,545,000	1,674,394
J Sainsbury plc
1.25% due 11/21/192	1,000,000 GBP	1,657,913
Ligand Pharmaceuticals, Inc.
0.75% due 08/15/19	1,138,000	1,546,258
Macquarie Infrastructure Company LLC
2.88% due 07/15/192	1,237,000	1,443,424
Spectranetics Corp.
2.63% due 06/01/342	1,239,000	956,353

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 76.4% (continued)
Consumer, Non-cyclical – 16.5% (continued)
Pernix Therapeutics Holdings, Inc.
4.25% due 04/01/212,5	1,356,000	$ 929,708
Medicines Co.
2.50% due 01/15/225	734,000	898,233
Total Consumer, Non-cyclical		66,719,040

Communications – 14.8%
Priceline Group, Inc.
0.35% due 06/15/202	3,792,000	4,929,599
1.00% due 03/15/182	2,788,000	4,438,148
0.90% due 09/15/212	1,486,000	1,580,733
Ciena Corp.
0.88% due 06/15/172	3,800,000	3,814,250
4.00% due 12/15/202	2,452,000	3,501,763
Ctrip.com International Ltd.
1.25% due 10/15/182	5,072,000	6,736,250
Finisar Corp.
0.50% due 12/15/332	5,000,000	4,484,375
Telecom Italia Finance S.A.
6.13% due 11/15/16	2,500,000 EUR	4,386,842
FireEye, Inc.
1.63% due 06/01/352,5	4,460,000	3,782,637
Twitter, Inc.
1.00% due 09/15/212	3,835,000	3,391,578
Liberty Media Corp.
1.38% due 10/15/23	3,086,000	3,172,794
Yahoo!, Inc.
0.00% due 12/01/182,6	3,138,000	3,147,807
SINA Corp.
1.00% due 12/01/182	2,900,000	2,809,374
Qihoo 360 Technology Company Ltd.
0.50% due 08/15/202	1,823,000	1,679,439
1.75% due 08/15/212	1,062,000	958,455
CalAmp Corp.
1.63% due 05/15/202,5	2,648,000	2,583,455
LinkedIn Corp.
0.50% due 11/01/192,5	2,243,000	2,439,274
WebMD Health Corp.
1.50% due 12/01/20	1,911,000	1,988,634
Total Communications		59,825,407

Financial – 11.7%
Colony Capital, Inc.
3.88% due 01/15/212	8,578,000	8,293,852

See notes to financial statements.

18 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 76.4% (continued)
Financial – 11.7% (continued)
Forest City Enterprises, Inc.
3.63% due 08/15/202	6,086,000	$ 6,622,329
Portfolio Recovery Associates, Inc.
3.00% due 08/01/202	4,465,000	4,827,781
Air Lease Corp.
3.88% due 12/01/182	3,065,000	4,176,063
Fidelity National Financial, Inc.
4.25% due 08/15/182	2,122,000	4,152,489
Starwood Property Trust, Inc.
4.00% due 01/15/192	3,637,000	3,739,291
Radian Group, Inc.
2.25% due 03/01/192	2,677,000	3,719,357
iStar, Inc.
3.00% due 11/15/162	2,796,000	3,295,785
American Realty Capital Properties, Inc.
3.00% due 08/01/18	3,100,000	2,976,000
Encore Capital Group, Inc.
2.88% due 03/15/21	2,426,000	2,169,754
Starwood Waypoint Residential Trust
4.50% due 10/15/172	1,677,000	1,726,262
Extra Space Storage, LP
3.13% due 10/01/355	983,000	1,045,666
Element Financial Corp.
4.25% due 06/30/205	550,000 CAD	441,396
Total Financial		47,186,025

Consumer, Cyclical – 7.1%
Jarden Corp.
1.13% due 03/15/342	5,473,000	6,061,347
1.50% due 06/15/192	1,240,000	1,577,900
Iconix Brand Group, Inc.
2.50% due 06/01/162	5,994,000	5,743,001
Fiat Chrysler Automobiles N.V.
7.88% due 12/15/162	39,800	5,164,050
Standard Pacific Corp.
1.25% due 08/01/322	3,954,000	4,512,503
GNC Holdings, Inc.
1.50% due 08/15/202,5	1,951,000	1,609,575
Meritor, Inc.
7.88% due 03/01/262	1,097,000	1,513,174
Tesla Motors, Inc.
1.25% due 03/01/212	1,706,000	1,499,148
LGI Homes, Inc.
4.25% due 11/15/195	781,000	1,113,413
Total Consumer, Cyclical		28,794,111

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 76.4% (continued)
Industrial – 2.9%
Cemex SAB de CV
3.72% due 03/15/20	2,078,000	$ 1,862,407
3.72% due 03/15/202	1,015,000	909,693
Vishay Intertechnology, Inc.
2.25% due 11/15/402	2,239,000	1,961,924
RTI International Metals, Inc.
1.63% due 10/15/192	1,759,000	1,806,273
Greenbrier Companies, Inc.
3.50% due 04/01/18	1,138,000	1,367,734
Echo Global Logistics, Inc.
2.50% due 05/01/202	1,443,000	1,367,243
Atlas Air Worldwide Holdings, Inc.
2.25% due 06/01/22	1,134,000	960,356
Fluidigm Corp.
2.75% due 02/01/34	1,182,000	786,769
BW Group Ltd.
1.75% due 09/10/19	600,000	516,000
Total Industrial		11,538,399

Utilities – 1.5%
CenterPoint Energy, Inc.
3.94% due 09/15/292,7	75,508	4,752,474
NRG Yield, Inc.
3.25% due 06/01/205	1,663,000	1,477,991
Total Utilities		6,230,465

Energy – 1.0%
Whiting Petroleum Corp.
1.25% due 04/01/202,5	3,528,000	3,124,485
SunEdison, Inc.
0.25% due 01/15/202,5	1,365,000	729,422
Total Energy		3,853,907

Basic Materials – 0.3%
B2Gold Corp.
3.25% due 10/01/182	1,375,000	1,154,141
Total Convertible Bonds
(Cost $307,342,725)		308,215,400

CORPORATE BONDS†† – 45.0%
Consumer, Non-cyclical – 7.7%
Prospect Medical Holdings, Inc.
8.38% due 05/01/192,5	4,096,000	4,336,640
HCA, Inc.
5.00% due 03/15/242	3,985,000	4,114,512

See notes to financial statements.

20 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value

CORPORATE BONDS†† – 45.0% (continued)
Consumer, Non-cyclical – 7.7% (continued)
Tenet Healthcare Corp.
6.00% due 10/01/202	2,000,000	$ 2,170,000
4.50% due 04/01/212	1,745,000	1,753,725
Valeant Pharmaceuticals International, Inc.
6.13% due 04/15/252,5	4,125,000	3,490,781
HealthSouth Corp.
5.75% due 09/15/252,5	2,625,000	2,626,641
IASIS Healthcare LLC / IASIS Capital Corp.
8.38% due 05/15/19	1,875,000	1,921,875
United Rentals North America, Inc.
5.75% due 11/15/242	1,745,000	1,779,900
Concordia Healthcare Corp.
9.50% due 10/21/225	1,750,000	1,723,750
Sotheby's
5.25% due 10/01/222,5	1,667,000	1,625,325
Land O'Lakes Capital Trust I
7.45% due 03/15/282,5	1,500,000	1,597,500
Cenveo Corp.
8.50% due 09/15/222,5	2,000,000	1,480,000
Ahern Rentals, Inc.
7.38% due 05/15/232,5	1,300,000	1,215,500
Endo Limited / Endo Finance LLC / Endo Finco, Inc.
6.00% due 02/01/255	1,000,000	997,500
Total Consumer, Non-cyclical		30,833,649

Financial – 7.5%
Credit Agricole S.A.
7.88%2,3,5,10	5,475,000	5,631,710
Synovus Financial Corp.
7.88% due 02/15/192	3,154,000	3,552,192
5.13% due 06/15/172	1,000,000	1,046,250
Corrections Corporation of America
4.63% due 05/01/232	2,075,000	2,049,063
5.00% due 10/15/22	550,000	559,625
Equinix, Inc.
5.75% due 01/01/252	2,375,000	2,487,813
Alliance Data Systems Corp.
6.38% due 04/01/202,5	2,250,000	2,331,563
E*TRADE Financial Corp.
4.63% due 09/15/232	2,221,000	2,298,735
Credit Acceptance Corp.
7.38% due 03/15/232,5	1,650,000	1,711,875
Nationstar Mortgage LLC / Nationstar Capital Corp.
9.63% due 05/01/19	1,500,000	1,548,750

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value

CORPORATE BONDS†† – 45.0% (continued)
Financial – 7.5% (continued)
International Lease Finance Corp.
8.75% due 03/15/17	1,380,000	$ 1,492,125
Ally Financial, Inc.
5.13% due 09/30/242	1,375,000	1,453,994
CIT Group, Inc.
5.00% due 05/15/17	1,380,000	1,425,540
Navient Corp.
6.00% due 01/25/17	1,380,000	1,419,606
DuPont Fabros Technology, LP
5.63% due 06/15/232	1,100,000	1,133,000
AerCap Ireland Capital Limited / AerCap Global Aviation Trust
4.63% due 10/30/20	200,000	207,750
Total Financial		30,349,591

Industrial – 6.2%
Masco Corp.
4.45% due 04/01/252	2,500,000	2,512,500
MasTec, Inc.
4.88% due 03/15/232	2,612,000	2,200,610
TransDigm, Inc.
6.50% due 07/15/24	2,125,000	2,172,813
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer
7.13% due 04/15/19	2,103,000	2,145,060
Energizer Holdings, Inc.
5.50% due 06/15/252,5	1,925,000	1,968,313
Eletson Holdings
9.63% due 01/15/222,5	2,000,000	1,844,999
Boise Cascade Co.
6.38% due 11/01/202	1,725,000	1,794,000
Cleaver-Brooks, Inc.
8.75% due 12/15/192,5	1,750,000	1,693,300
Navios Maritime Holdings Inc. / Navios Maritime Finance II US Inc
7.38% due 01/15/222,5	1,500,000	1,185,000
8.13% due 02/15/19	625,000	459,375
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc.
8.13% due 11/15/212,5	1,700,000	1,634,125
Ball Corp.
5.25% due 07/01/25	1,500,000	1,530,000
Waterjet Holdings, Inc.
7.63% due 02/01/202,5	1,472,000	1,490,400
KLX, Inc.
5.88% due 12/01/222,5	1,250,000	1,282,031
Dispensing Dynamics International
12.50% due 01/01/185	925,000	915,750
Total Industrial		24,828,276

See notes to financial statements.

22 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value

CORPORATE BONDS†† – 45.0% (continued)
Energy – 5.8%
Tesoro Corp.
5.13% due 04/01/242	1,937,000	$ 1,966,054
PBF Holding Company LLC / PBF Finance Corp.
8.25% due 02/15/202	1,650,000	1,740,750
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
6.00% due 05/15/232	1,896,000	1,734,840
Western Refining, Inc.
6.25% due 04/01/212	1,718,000	1,718,000
Continental Resources, Inc.
5.00% due 09/15/222	1,875,000	1,687,500
CONSOL Energy, Inc.
8.00% due 04/01/232,5	2,375,000	1,668,438
Noble Energy, Inc.
5.88% due 06/01/242	1,625,000	1,634,456
SESI LLC
6.38% due 05/01/192	1,625,000	1,612,813
Southwestern Energy Co.
4.95% due 01/23/25	1,750,000	1,529,435
Marathon Oil Corp.
3.85% due 06/01/252	1,625,000	1,463,770
Regency Energy Partners LP / Regency Energy Finance Corp.
5.88% due 03/01/222	1,375,000	1,413,871
Murphy Oil Corp.
3.70% due 12/01/222	1,588,000	1,301,256
Calumet Specialty Products Partners Limited Partnership / Calumet Finance Corp.
6.50% due 04/15/212	1,375,000	1,285,625
Western Refining Logistics Limited Partnership / WNRL Finance Corp.
7.50% due 02/15/232	1,210,000	1,240,250
Cimarex Energy Co.
4.38% due 06/01/242	1,100,000	1,096,108
Hess Corp.
3.50% due 07/15/24	550,000	513,494
Total Energy		23,606,660

Consumer, Cyclical – 5.4%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
5.63% due 10/15/212	3,000,000	3,155,009
Dana Holding Corp.
5.50% due 12/15/242	2,675,000	2,681,687
CVS Health Corp.
5.00% due 12/01/242,5	1,650,000	1,836,044
Scientific Games International, Inc.
10.00% due 12/01/222	2,000,000	1,780,000

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value

CORPORATE BONDS†† – 45.0% (continued)
Consumer, Cyclical – 5.4% (continued)
Global Partners Limited Partnership / GLP Finance Corp.
6.25% due 07/15/222	1,375,000	$ 1,271,875
7.00% due 06/15/23	499,000	471,555
Fiat Chrysler Automobiles N.V.
5.25% due 04/15/232	1,525,000	1,525,000
Brookfield Residential Properties, Inc.
6.38% due 05/15/252,5	1,500,000	1,447,500
Carlson Wagonlit B.V.
6.88% due 06/15/192,5	1,250,000	1,314,063
Regal Entertainment Group
5.75% due 02/01/252	1,291,000	1,273,249
MGM Resorts International
6.00% due 03/15/232	1,100,000	1,119,250
7.75% due 03/15/22	90,000	100,238
Travelex Financing plc
8.00% due 08/01/185	725,000 GBP	1,170,098
First Cash Financial Services, Inc.
6.75% due 04/01/212	1,110,000	1,112,775
Speedway Motorsports, Inc.
5.13% due 02/01/232	1,100,000	1,111,000
VistaJet Malta Finance plc / VistaJet Company Finance LLC
7.75% due 06/01/205	263,000	228,810
Total Consumer, Cyclical		21,598,153

Basic Materials – 5.0%
Celanese US Holdings LLC
5.88% due 06/15/212	2,534,000	2,736,720
4.63% due 11/15/222	1,750,000	1,765,313
Commercial Metals Co.
4.88% due 05/15/232	2,550,000	2,269,500
Blue Cube Spinco, Inc.
10.00% due 10/15/252,5	1,750,000	1,907,500
TPC Group, Inc.
8.75% due 12/15/202,5	1,750,000	1,439,550
St. Barbara Ltd.
8.88% due 04/15/185	1,500,000	1,432,500
Compass Minerals International, Inc.
4.88% due 07/15/242,5	1,250,000	1,221,875
First Quantum Minerals Ltd.
7.00% due 02/15/212,5	1,628,000	1,212,860
Sappi Papier Holding GmbH
6.63% due 04/15/212,5	1,200,000	1,212,000
Tronox Finance LLC
7.50% due 03/15/225	1,375,000	976,250

See notes to financial statements.

24 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value

CORPORATE BONDS†† – 45.0% (continued)
Basic Materials – 5.0% (continued)
Novasep Holding SAS
8.00% due 12/15/165	958,000	$ 924,470
A Schulman, Inc.
6.88% due 06/01/235	792,000	790,020
Appvion, Inc.
9.00% due 06/01/205	1,875,000	768,750
Hexion, Inc.
8.88% due 02/01/18	825,000	635,250
Steel Dynamics, Inc.
5.25% due 04/15/232	572,000	559,130
FMG Resources August 2006 Pty Ltd.
9.75% due 03/01/225	320,000	319,200
Total Basic Materials		20,170,888

Communications – 4.9%
Frontier Communications Corp.
11.00% due 09/15/252,5	3,000,000	3,151,859
CenturyLink, Inc.
6.75% due 12/01/232	3,000,000	2,988,450
Neptune Finco Corp.
10.88% due 10/15/252,5	2,525,000	2,701,750
Sprint Communications, Inc.
7.00% due 03/01/202,5	2,475,000	2,604,938
West Corp.
5.38% due 07/15/222,5	2,250,000	2,151,563
EarthLink Holdings Corp.
7.38% due 06/01/202	1,962,000	2,035,575
Radio One, Inc.
7.38% due 04/15/222,5	1,650,000	1,540,688
ViaSat, Inc.
6.88% due 06/15/20	1,143,000	1,198,721
Telesat Canada / Telesat LLC
6.00% due 05/15/172,5	650,000	661,375
GCI, Inc.
6.88% due 04/15/25	614,000	635,490
Hughes Satellite Systems Corp.
6.50% due 06/15/192	270,000	298,215
Total Communications		19,968,624

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value

CORPORATE BONDS†† – 45.0% (continued)
Technology – 2.1%
First Data Corp.
11.75% due 08/15/21	3,042,100	$ 3,475,599
5.38% due 08/15/235	1,100,000	1,122,000
12.63% due 01/15/21	685,000	786,894
NXP B.V. / NXP Funding LLC
5.75% due 02/15/212,5	2,000,000	2,097,500
ACI Worldwide, Inc.
6.38% due 08/15/202,5	1,000,000	1,047,500
Total Technology		8,529,493

Diversified – 0.4%
Horizon Pharma Financing, Inc.
6.63% due 05/01/235	1,875,000	1,631,250
Total Corporate Bonds
(Cost $184,004,516)		181,516,584

SENIOR FLOATING RATE INTERESTS††,10 – 1.2%
Consumer, Non-cyclical – 0.6%
Sprint Industrial Holdings LLC
11.25% due 11/14/19	1,650,000	1,295,249
Caraustar Industries, Inc.
8.00% due 05/01/19	876,604	876,970
Total Consumer, Non-cyclical		2,172,219

Basic Materials – 0.6%
Vertellus Specialties, Inc.
10.50% due 10/31/19	1,361,250	1,211,513
Fortescue Resources
4.25% due 06/30/19	1,677,150	1,425,158
Total Basic Materials		2,636,671
Total Senior Floating Rate Interests
(Cost $5,164,511)		4,808,890
Total Investments – 164.0%
(Cost $668,161,617)		661,713,810

See notes to financial statements.

26 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Contracts
(100 shares per contract)		Value

CALL OPTIONS WRITTEN†,* – (0.2)%
Citigroup, Inc. Expiring November 2015 with strike price of $52.50	359	$ (53,132)
Gilead Sciences, Inc. Expiring November 2015 with strike price of $110.00	338	(65,910)
Royal Caribbean Cruises Ltd. Expiring December 2015 with strike price of $100.00	265	(79,500)
General Dynamics Corp. Expiring November 2015 with strike price of $145.00	240	(122,400)
MGM Resorts International Expiring November 2015 with strike price of $22.00	864	(138,240)
Apple, Inc. Expiring November 2015 with strike price of $115.00	265	(141,775)
General Motors Co. Expiring November 2015 with strike price of $34.00	1,420	(197,380)
Total Call Options Written
(Premiums received $514,598)		(798,337)
Other Assets & Liabilities, net – (63.8)%		(257,360,522)
Total Net Assets – 100.0%		$ 403,554,951

*	Non-income producing security.

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.

†	Value determined based on Level 1 inputs. Value determined based on Level 2 inputs.

††	Value determined based on Level 2 inputs.

1	All or a portion of these securities represent cover for outstanding written options. As of October 31, 2015, the total value of the positions segregated was $22,851,112.

2
All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of October 31, 2015, the total value of the positions segregated was $442,283,729.

3	Perpetual maturity.

4	Rate indicated is the 7-day yield as of October 31, 2015.

5
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $134,048,107 (cost $139,413,609), or 33.2% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

6	Zero coupon rate security.

7	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.

8	Security becomes an accreting bond after March 1, 2018, with a 2.00% principal accretion rate.

9	Security is an accreting bond until December 15, 2017, with a 4.00% principal accretion rate, and then accretes at a 2.00% principal accretion rate until maturity.

10	Variable rate security. The rate indicated is the rate effective at October 31, 2015.

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued		October 31, 2015

B.V.	Limited Liability Company
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
Gmb H	Limited Liability
N.V.	Publicly Traded Company
plc	Public Limited Company
Pty	Proprietary
S.A.	Corporation
SAB de CV	Publicly Traded Company
REIT	Real Estate Investment Trust

See Sector Classification in Fund Information section.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2015 (See Note 2):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Description	Prices	Inputs	Inputs	Total
Assets
Convertible Bonds	$—	$308,215,400	$—	$308,215,400
Corporate Bonds	—	181,516,584	—	181,516,584
Senior Floating Rate Interests	—	4,808,890	—	4,808,890
Convertible Preferred Stocks	83,823,952	—	—	83,823,952
Common Stocks	74,301,661	—	—	74,301,661
Short Term Investments	9,047,323	—	—	9,047,323
Forward Foreign Currency
Exchange Contracts	—	533,080	—	533,080
Total	$167,172,936	$495,073,954	$—	$662,246,890

Liabilities
Call Options Written	$798,337	$—	$—	$798,337
Forward Foreign Currency
Exchange Contracts	—	129,250	—	129,250
Swap Agreements	—	823,720	—	823,720
Total	$798,337	$952,970	$—	$1,751,307

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

There were no transfers between valuation levels during the year ended October 31, 2015.

See notes to financial statements.

28 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2015

ASSETS:
Investments, at value (cost $668,161,617)	$661,713,810
Cash	1,391,110
Restricted cash	1,100,000
Unrealized appreciation on forward foreign currency exchange contracts	533,080
Receivables:
Investments sold	8,159,853
Interest	4,772,186
Dividends	261,773
Other assets	37,034
Total assets	677,968,846

LIABILITIES:
Margin loan	170,000,000
Reverse repurchase agreements	92,000,000
Options written, at value (premiums received of $514,598)	798,337
Upfront premiums received on swap agreements	576,074
Unrealized depreciation on swap agreements	247,646
Unrealized depreciation on forward foreign currency exchange contracts	129,250
Interest due on borrowings	111,440
Payable for:
Investments purchased	9,718,559
Investment advisory fees	302,003
Professional fees	172,067
Servicing fees	117,446
Administration fees	11,645
Other fees	229,428
Total liabilities	274,413,895
NET ASSETS	$403,554,951

NET ASSETS CONSIST OF:
Common Stock, $0.001 par value per share; unlimited number of shares authorized,
23,580,877 shares issued and outstanding	$23,581
Additional paid-in capital	534,833,697
Distributions in excess of net investment income	(1,694,484)
Accumulated net realized loss on investments, written options, foreign
currency transactions and swap agreements	(123,028,792)
Net unrealized depreciation on investments, written options, foreign currency
translations and swap agreements	(6,579,051)
NET ASSETS	$403,554,951
Shares outstanding ($0.001 par value with unlimited amount authorized)	23,580,877
Net asset value, offering price and repurchase price per share	$17.11

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 29

STATEMENT OF OPERATIONS	October 31, 2015
For the Year Ended October 31, 2015
INVESTMENT INCOME:
Interest	$20,815,104
Dividends, net of foreign taxes withheld of $5,836	5,366,785
Total investment income	26,181,889
EXPENSES:
Interest expense	4,616,473
Investment advisory fees	3,750,240
Servicing fees	1,458,426
Professional fees	231,630
Trustees’ fees and expenses*	157,628
Administration fees	144,173
Fund accounting fees	125,219
Insurance	103,531
Printing fees	95,492
Custodian fees	28,784
NYSE listing fees	23,725
Transfer agent fees	20,526
Other fees	1,612
Total expenses	10,757,459
Net investment income	15,424,430
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(24,938,922)
Written options	255,132
Foreign currency transactions	1,213,255
Swap agreements	(164,650)
Net realized loss	(23,635,185)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,927,778)
Written options	(205,920)
Foreign currency translations	(315,479)
Swap agreements	(247,646)
Net change in unrealized appreciation (depreciation)	(9,696,823)
Net realized and unrealized loss	(33,332,008)
Net decrease in net assets resulting from operations	$(17,907,578)
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

30 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS		October 31, 2015

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$15,424,430	$16,820,372
Net realized gain (loss) on investments, written options,
foreign currency transactions and swap agreements	(23,635,185)	20,856,102
Net change in unrealized appreciation (depreciation) on
investments, written options, foreign currency translations
and swap agreements	(9,696,823)	(29,103,398)
Net increase (decrease) in net assets resulting from operations	(17,907,578)	8,573,076
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(17,996,503)	(26.570,932)
Return of capital	(8,574,429)	—
Total distributions	(26,570,932)	(26,570,932)
Net decrease in net assets	(44,478,510)	(17,997,856)
NET ASSETS:
Beginning of year	448,033,461	466,031,317
End of year	$403,554,951	$448,033,461
Distributions in excess of net investment income at end of year	$(1,694,484)	$(1,081,789)

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 31

STATEMENT OF CASH FLOWS	October 31, 2015
For the Year Ended October 31, 2015
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(17,907,578)
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	8,927,778
Net change in unrealized appreciation (depreciation) on written options	205,920
Net change in unrealized appreciation (depreciation) on foreign currency translation	315,479
Net change in unrealized appreciation (depreciation) on swap agreements	247,646
Net realized loss on investments	24,938,922
Net realized gain on written options	(255,132)
Purchase of long-term investments	(794,751,260)
Proceeds from sale of long-term investments	790,656,648
Net proceeds from sale of short-term investments	13,394,266
Net amortization/accretion of premium/discount	177,641
Premiums received on written options	1,594,119
Cost of written options closed	(959,333)
Premiums received on swap agreements	576,074
Increase in restricted cash	(1,100,000)
Decrease in due from broker	507,375
Decrease in investments sold receivable	10,627,964
Decrease in interest receivable	1,020,831
Decrease in dividends receivable	171,938
Decrease in tax reclaims receivable	597
Decrease in other assets	14,744
Increase in interest due on borrowings	86,676
Decrease in investments purchased payable	(10,594,132)
Decrease in investment advisory fees payable	(17,733)
Increase in professional fees payable	71,100
Decrease in servicing fees payable	(6,896)
Increase in printing fees payable	46,250
Increase in trustees’ fees and expenses payable	16,943
Decrease in administration fees payable	(493)
Decrease in other fees	(36,506)
Net Cash Provided by Operating and Investing Activities	27,969,848
Cash Flows From Financing Activities:
Distributions to common shareholders	(26,570,932)
Due to custodian	(41,710)
Net Cash Used in Financing Activities	(26,612,642)
Net increase in cash	1,357,206
Cash at Beginning of Period (including foreign currency)	33,904
Cash at End of Period (including foreign currency)	$1,391,110
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$4,529,797

See notes to financial statements.

32 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS						October 31, 2015

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2015	2014	2013		2012	2011

Per Share Data:
Net asset value, beginning of period	$19.00	$19.76	$17.19		$17.52	$19.38
Income from investment operations:
Net investment income(a)	0.65	0.71	0.74		1.06	1.37
Net gain (loss) on investments (realized and unrealized)	(1.41)	(0.34)	2.87		0.13	(1.48)
Distributions to preferred shareholders from net investment
income (common share equivalent basis)	—	—	(0.02)		(0.17)	(0.17)
Total from investment operations	(0.76)	0.37	3.59		1.02	(0.28)
Less distributions from:
Net investment income	(0.76)	(1.13)	(1.13)		(1.35)	(1.58)
Return of capital	(0.37)	—	—		—	—
Total distributions to shareholders	(1.13)	(1.13)	(1.13)		(1.35)	(1.58)
Increase resulting from tender and repurchase of Auction
Market Preferred Shares (Note 8)	—	—	0.11		—	—
Net asset value, end of period	$17.11	$19.00	$19.76		$17.19	$17.52
Market Value, end of period	$14.13	$17.34	$17.81		$16.84	$15.87
Total Return(b)
Net asset value	-4.20%	1.73%	22.09	%(d)	6.18%	-1.91%
Market value	-12.57%	3.49%	12.90%		15.54%	-4.82%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$403,555	$448,033	$466,031		$405,461	$413,041
Preferred shares, at redemption value ($25,000 per share
liquidation preference) (in thousands)	N/A	N/A	N/A		$262,000	$262,000
Preferred shares asset coverage per share(c)	N/A	N/A	N/A		$63,689	$64,412

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 33

FINANCIAL HIGHLIGHTS continued								October 31, 2015

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	October 31,	October 31,		October 31,		October 31,		October 31,
	2015	2014		2013		2012		2011

Ratio to average net assets of:
Net Investment Income, prior to the effect of dividends to
preferred shares, including interest expense	3.56%	3.58%		3.96%		6.23%		7.11%
Net Investment Income, after effect of dividends to preferred
shares, including interest expense	3.56%	3.58%		3.85%		5.26%		6.25%
Total expenses(f)	2.48%	2.32	%(e)	2.37	%(e)	1.72	%(e)	1.59%
Portfolio turnover rate	117%	264%		240%		218%		93%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$262,000	$262,000		$262,000		N/A		N/A
Asset Coverage per $1,000 of indebtedness(g)	$2,540	$2,710		$2,779		N/A		N/A

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the total number of preferred shares outstanding.
(d)
Included in the total return at net asset value is the impact of the tender and repurchase by the Fund of a portion of its AMPS at 99% of the AMPS’ per share liquidation preference.
Had this transaction not occurred, the total return at net asset value would have been lowered by 0.67%.

(e)
Expense ratio does not reflect the fees and expenses incurred indirectly by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.01%, 0.08%, 0.02% and 0.08%, respectively, for the years ended October 31, 2015, 2014, 2013 and 2012.

(f)	Excluding interest expense, the operating expense ratio for the years ended October 31, would be:

2015	2014	2013	2012	2011
1.42%	1.37%	1.47%	1.72%	1.58%

(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
N/A	Not Applicable

See notes to financial statements.

34 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	October 31, 2015

Note 1 – Organization:

Advent Claymore Convertible Securities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities.

Note 2 – Accounting Policies:

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Fund.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of OTC swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued daily at current exchange rates. The Fund values money market funds at net asset value. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of October 31, 2015.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

36 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts including forward currency contracts, swap contracts and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within level 2 of the fair value hierarchy.

The Fund did not hold any Level 3 securities during the year ended October 31, 2015.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

(c) Cash and Cash Equivalents

The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

(d) Due from Broker

Amounts due from broker, if any, may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.

(e) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.

On October 31, 2015, there was $1,100,000 of restricted cash as collateral posted for swap contracts.

(f) Convertible Securities

The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(g) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

38 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

(h) Covered Call and Put Options

The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

The Fund may purchase and sell (“write”) put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.

(i) Swap Agreements

The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows or assets at specified, future intervals.

Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.

(j) Forward Foreign Currency Exchange Contracts

The Fund entered into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

Forward foreign currency exchange involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(k) Senior Floating Rate Interests

Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(l) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund delivers to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received, which represents

40 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

fair value. Reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

(m) Risks and Other Considerations

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income-producing securities including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

(n) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:

Pursuant to the Investment Management Agreement (the “Agreement”) between the Fund and Advent Capital Management, LLC (“Advent” or the “Investment Adviser”), the Investment Adviser is responsible for the daily management for the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Investment Adviser will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) less the sum of accrued liabilities (other than debt representing financial leverage, if any). In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Investment Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Investment Adviser. For the year ended October 31, 2015, the Investment Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC, the Fund’s servicing agent (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund’s Managed Assets. The fee will be determined as follows: (a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund’s Managed Assets.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Servicing Agent, provides fund administration services to the Fund. As compensation for these services RFS receives an administration fee payable

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

monthly at the annual rate set forth below as a percentage of the average daily Managed Assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

In order to present paid-in capital in excess of par, distributions in excess of net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized gains or losses and paid-in capital. For the year ended October 31, 2015, the adjustments were to increase paid-in capital by $206,563, increase accumulated net realized loss by $2,165,941 and decrease distributions in excess of net investment income by $1,959,378 due to the difference in the treatment for book and tax purposes of distributions to shareholders and of contingent payment debt instruments, real estate investment trusts, and foreign currency.

As of October 31, 2015, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, swap agreements, forward foreign currency exchange contracts and foreign currency translations are as follows:

Net Tax
Cost of			Net Tax	Unrealized
Investments	Gross Tax	Gross Tax	Unrealized	Depreciation on
for Tax	Unrealized	Unrealized	Depreciation on	Derivatives and
Purposes	Appreciation	Depreciation	Investments	Foreign Currency
$669,976,381	$25,823,826	$(34,086,397)	$(8,262,571)	$(535,074)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income adjustments for tax purposes on certain convertible securities.

44 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

As of October 31, 2015, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$ —	$ (122,504,574)

The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.

As of October 31, 2015, the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

				Total
Expires	Expires	Unlimited	Unlimited	Capital Loss
in 2017	in 2019	Short-Term	Long-Term	Carryforward
$92,452,933	$1,291,643	$16,311,432	$12,448,566	$122,504,574

For the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $17,996,503 and $26,570,932 was ordinary income and $8,574,429 and $0 was return of capital, respectively.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the year ended October 31, 2015, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $794,751,260 and $790,656,648 respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written options for the year ended October 31, 2015, were as follows:
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	1,172	$163,761
Options written during the period	12,374	1,594,119
Options expired during the period	(1,498)	(94,292)
Options closed during the period	(7,637)	(1,120,173)
Options assigned during the period	(660)	(28,817)
Options outstanding, end of period	3,751	$514,598

The Fund’s exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

(b) Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 2015, the following forward foreign currency exchange contracts were outstanding:

						Net Unrealized
			Settlement	Settlement	Value at	Appreciation
Contracts to Buy		Counterparty	Date	Value	10/31/15	(Depreciation)

EUR	830,00
for USD	935,149	The Bank of New York Mellon	12/16/2015	$ 935,149	$ 917,576	$ (17,573)
EUR	699,000
for USD	780,911	The Bank of New York Mellon	12/16/2015	780,911	772,754	(8,157)
EUR	925,000
for USD	1,040,993	The Bank of New York Mellon	12/16/2015	1,040,993	1,022,600	(18,393)
EUR	1,000,000
for USD	1,120,555	The Bank of New York Mellon	12/16/2015	1,120,555	1,105,513	(15,042)
EUR	450,000
for USD	503,350	The Bank of New York Mellon	12/16/2015	503,350	497,481	(5,869)
JPY	221,000,000
for USD	1,847,828	The Bank of New York Mellon	12/16/2015	1,847,828	1,832,841	(14,987)
NOK	9,153,000
for USD	1,113,944	The Bank of New York Mellon	12/16/2015	1,113,944	1,080,861	(33,083)
						$ (113,104)

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NOTES TO FINANCIAL STATEMENTS continued						October 31, 2015

						Net Unrealized
			Settlement	Settlement	Value at	Appreciation
Contracts to Sell		Counterparty	Date	Value	10/31/15	(Depreciation)
CAD	550,000
for USD	414,697	The Bank of New York Mellon	12/16/2015	$ 414,697	$ 420,264	$ (5,567)
EUR	16,256,000
for USD	18,409,351	The Bank of New York Mellon	12/16/2015	18,409,351	17,971,224	438,127
EUR	401,000
for USD	454,349	The Bank of New York Mellon	12/16/2015	454,349	443,311	11,038
EUR	741,000
for USD	829,121	The Bank of New York Mellon	12/16/2015	829,121	819,185	9,936
EUR	450,000
for USD	507,645	The Bank of New York Mellon	12/16/2015	507,645	497,481	10,164
EUR	496,000
for USD	563,072	The Bank of New York Mellon	12/16/2015	563,072	548,335	14,737
EUR	825,000
for USD	909,398	The Bank of New York Mellon	12/16/2015	909,398	912,048	(2,650)
EUR	749,000
for USD	827,652	The Bank of New York Mellon	12/16/2015	827,652	828,029	(377)
GBP	753,000
for USD	1,159,643	The Bank of New York Mellon	12/16/2015	1,159,643	1,162,707	(3,064)
GBP	1,103,000
for USD	1,698,653	The Bank of New York Mellon	12/16/2015	1,698,653	1,703,141	(4,488)
JPY	221,000,000
for USD	1,847,635	The Bank of New York Mellon	12/16/2015	1,847,635	1,832,841	14,794
NOK	9,153,000
for USD	1,115,145	The Bank of New York Mellon	12/16/2015	1,115,145	1,080,861	34,284
						$ 516,934
Total unrealized appreciation for forward foreign currency exchange contracts						$ 403,830

(c) Swap Agreements

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments.

The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit

48 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

Details of the credit default swap agreements outstanding as of October 31, 2015, are as follows:

								Upfront
			Protection			Notional		Premiums	Unrealized
Reference		Buy/Sell	Premium	Maturity	Credit	Principal	Market	Paid	Appreciation
Entity	Counterparty	Protection	Rate	Date	Rating1	($000)	Value	(Received)	(Depreciation)
Tegna, Inc.	Citibank, NA	Buy	5.00%	12/20/2020	BB+	$2,650	$ (382,287)	$(267,702)	$ (114,585)
	JP Morgan
Tegna, Inc.	Chase Bank, NA	Buy	5.00%	12/20/2020	BB+	3,060	(441,433)	(308,372)	(133,061)

							$(823,720)	$(576,074)	$(247,646)

1 Credit rating as issued by Standard & Poor’s

(d) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2015.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments ($000s):
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk	Investments, at value	$ –	Options written, at value	$ 798
Foreign Exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	533	exchange contracts	129
Credit risk	Unrealized appreciation on		Unrealized depreciation on
	swap agreements	–	swap agreements	248
Total		$533		$1,175

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended October 31, 2015.

Effect of Derivative Instruments on the Statement of Operations: ($000s)
Amount of Realized Gain/(Loss) on Derivatives
Derivatives not		Foreign
accounted for as		Currency	Swap
hedging instruments	Options	Transactions	Agreements	Total
Equity risk	$ (971)	$ –	$ –	$ (971)
Foreign Exchange risk	–	1,182	–	1,182
Credit risk	–	–	(165)	(165)
Total	$ (971)	$ 1,182	$ (165)	$ 46
Change in Unrealized Appreciation/(Depreciation) on Derivatives ($000s)
Derivatives not		Foreign
accounted for as		Currency	Swap
hedging instruments	Options	Translations	Agreements	Total
Equity risk	$ 623	$ –	$ –	$ 623
Foreign Exchange risk	–	(324)	–	(324)
Credit risk	–	–	(248)	(248)
Total	$ 623	$ (324)	$ (248)	$ 51
Derivative Volume

Option Contracts:
Average Number of Contracts Written	1,032
Average Number of Contracts Purchased	–*

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,402,398
Average Settlement Value Sold	2,653,775

Swap Agreements:
Average Notional Value	$7,340,000
* The average number of contracts purchased from November 1, 2014 to November 17, 2014 was 4,527.

The Fund’s derivatives contract held at October 31, 2015 are not accounted for as hedging instruments under GAAP.

Note 7 – Offsetting:

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

Master Repurchase Agreements govern repurchase and reverse repurchase agreements between the Fund and the counterparties. Master Repurchase Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral.

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as restricted cash and deposits due to counterparties, respectively. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following table presents derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.

			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in	Derivatives
		Amounts of	Statement the	Statement	Available
	Investment	Recognized	of Assets &	of Assets &	for	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	Offset	Instruments	Received	Amount
Bank of New York	Forward	$ 533,080	$ –	$ 533,080	$(129,250)	$ –	$ –	$403,830
Mellon	Foreign
Currency
Exchange
Contracts

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in	Derivatives
		Amounts of	Statement	the Statement	Available
	Investment	Recognized	of Assets &	of Assets &	for	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	Offset	Instruments	Pledged	Amount
Bank of America	Reverse	$92,000,000	$ –	$92,000,000	$ –	$(92,000,000)	$ –	$ –
Merrill Lynch	Repurchase
Agreement
Bank of New York	Forward	129,250	–	129,250	(129,250)	–	–	–
Mellon	Foreign
Currency
Exchange
Contracts
Citibank, NA	Swap	114,585	–	114,585	–	–	(114,585)	–
Agreements
JP Morgan	Swap	133,061	–	133,061	–	–	(133,061)	–
Chase Bank, NA	Agreements

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $88,133,985.

Note 8 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,580,877 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2015, or the year ended October 31, 2014. As of October 31, 2015, Advent Capital Management LLC, the Fund’s Investment Adviser, owned 11,794 shares of the Fund.

Preferred Shares

On June 19, 2003, the Fund’s Board of Trustees authorized the issuance of Auction Market Preferred Shares (“AMPS” or “Preferred Shares”), as part of the Fund’s leverage strategy. AMPS issued by the Fund had seniority over the common shares.

On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of Series T28, 2,150 shares of Series W7 and 2,150 shares of Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.

52 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

The Fund redeemed preferred shares during the year ended October 31, 2009. The number of shares and dollar amount redeemed were as follows:

	Number of
	Shares	Amount
Series	Redeemed	Redeemed
M7	102	$2,550,000
T28	102	$2,550,000
W7	102	$2,550,000
W28	56	$1,440,000
TH28	102	$2,550,000
F7	56	$1,440,000

On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,750 per share), plus any unpaid dividends accrued through the expiration of the offer.

On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 10,417 AMPS that were properly tendered and not withdrawn, which represented approximately 99.4% of its then outstanding AMPS. Details of the number of AMPS tendered and not withdrawn per series are provided in the table below:

			Number of AMPS
		Number of	Outstanding
		AMPS	After
Series	CUSIP	Tendered	Tender Offer
M7	00764C208	2,023	25
T28	00764C307	2,046	2
W7	00764C406	2,018	30
W28	00764C703	1,143	1
TH28	00764C505	2,046	2
F7	00764C604	1,141	3

On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS, liquidation preference $25,000 per share. The Fund redeemed its remaining $1,575,000 of outstanding AMPS. The redemption price was equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption date as noted in the table below:

		Number of
		AMPS	Amount	Redemption
Series	CUSIP	Redeemed	Redeemed	Date
M7	00764C208	25	$625,000	June 18, 2013
T28	00764C307	2	50,000	June 26, 2013
W7	00764C406	30	750,000	June 13, 2013
W28	00764C703	1	25,000	June 13, 2013
TH28	00764C505	2	50,000	June 14, 2013
F7	00764C604	3	75,000	June 17, 2013

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

Note 9 – Borrowings:

On November 9, 2012, the Fund entered into a five year margin loan agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. The interest rate on the amount borrowed is 1.74%. On December 20, 2012, the Fund borrowed $170,000,000 under the margin loan agreement and $170,000,000 is outstanding in connection with the margin loan agreement as of period end. An unused commitment fee of 0.25% is charged on the difference between the $170,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations.

On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $92,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expires on December 20, 2015. The $92,000,000 is outstanding in connection with the reverse repurchase agreement as of period end. The interest rate on the reverse repurchase agreement is 1.63%.

The average borrowings for the year was $262,000,000 at an average interest rate of 1.685%.

In June 2014, the FASB issued Accounting Standards Update 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (ASU 2014-11) that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as secured borrowings, which applies to the reverse repurchase agreements held by the Fund. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The Fund has adopted the ASU.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of October 31, 2015, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and	Up to	31 - 90	Greater than
	Continuous	30 days	days	90 days	Total

Convertible Bonds	$ —	$ —	$ 38,577,416	$ —	$ 38,577,416
Corporate Bonds	—	—	37,573,755	—	37,573,755
Convertible Preferred
Stocks	—	—	15,848,829	—	15,848,829
Total Borrowings	$ —	$ —	$ 92,000,000	$ —	$ 92,000,000
Gross amount of
recognized liabilities
for reverse repurchase
agreements	$ —	$ —	$ 92,000,000	$ —	$ 92,000,000

54 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

As of October 31, 2015, the total amount of securities segregated in connection with borrowings and reverse repurchase agreements was $442,283,729.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment. The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

Note 10 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Event:

On December 9, 2015, the Fund terminated it’s $92,000,000 reverse repurchase agreement with Bank of America Merrill Lynch. Concurrent with this termination on December 9, the Fund entered into a $92,000,000 reverse repurchase agreement with Societe Generale with an initial scheduled expiration date of December 9, 2017. The interest rate on the reverse repurchase agreement is 2.34%.

On November 2, 2015, the Fund declared a monthly distribution to common shareholders of $0.0939 per common share. The distribution is payable on November 30, 2015, to shareholders of record on November 13, 2015.

On December 1, 2015, the Fund declared a monthly distribution to common shareholders of $0.0939 per common share. The distribution is payable on December 31, 2015 to shareholders of record on December 15, 2015.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2015

To the Board of Trustees and Shareholders of Advent Claymore Convertible Securities and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Advent Claymore Convertible Securities and Income Fund (the “Fund”) at October 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2015

56 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	October 31, 2015

Federal Income Tax Information
Qualified dividend income of as much as $3,350,713 was received by the Fund through October 31, 2015. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $2,888,437 of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ending October 31, 2015, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2).

	% Qualifying Interest
	77.20%
In January 2016, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on September 30, 2015. Shareholders voted on the election of Trustees.
With regards to the election of the following Class III Trustees by shareholders of the Fund:
	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Tracy V. Maitland	21,328,173	482,119	302,264
Ronald A. Nyberg	21,313,549	500,192	298,815
The other Trustees of the Fund whose terms did not expire in 2015 are Randall C. Barnes, Daniel L. Black, Derek Medina, Gerald L. Seizert and Michael A. Smart.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 57

SUPPLEMENTAL INFORMATION (Unaudited) continued					October 31, 2015

Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal business occupations during the past five years:
	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees

Independent Trustees:
Randall C.	Trustee	Since 2005	Current: Private Investor (2001-present).	106	Current: Trustee, Purpose Investments
Barnes++					Funds (2014-present).
(1951)			Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
Daniel L. Black+	Trustee	Since 2005	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Current: Harlem Lacrosse & Leadership
(1960)					Inc. (2014-present); Bendon Publishing
			Former: Managing Director and Co-head of the Merchant Banking Group		International (2012-present); Antenna
			at BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head		International, Inc. (2010-present);
			of U.S. Corporate Banking at BNY Mellon (1995-1998).		Bonded Services, Ltd. (2011-present).

Former: Penn Foster Education Group,
Inc. (2007-2009).
Derek Medina+	Trustee	Since 2003	Current: Senior Vice President, Business Affairs at ABC News	3	Current: Young Scholar’s Institute
(1966)			(2008-present).		(2005-present); Oliver Scholars
(2011-present).
Former: Vice President, Business Affairs and News Planning at ABC News
(2003-2008); Executive Director, Office of the President at ABC News
(2000-2003); Associate at Cleary Gottlieb Steen & Hamilton (law firm)
(1995-1998); Associate in Corporate Finance at J.P. Morgan/Morgan
Guaranty (1988-1990).
Ronald A.	Trustee and	Since 2004	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	108	Current: Edward-Elmhurst Healthcare
Nyberg++	Chairman of the				System (2012-present).
(1953)	Nominating and		Former: Executive Vice President, General Counsel, and Corporate
	Governance		Secretary, Van Kampen Investments (1982-1999).
Committee

58 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued					October 31, 2015

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees

Independent Trustees continued:
Gerald L. Seizert,	Trustee	Since 2003	Current: Managing Partner of Seizert Capital Partners, LLC, where	3	Current: University of Toledo Foundation
CFA, CIC+			he directs the equity disciplines of the firm.		(2013-present); Beaumont Hospital
(1952)					(2012-present).
Former: Co-Chief Executive (1998-1999) and a Managing Partner and
Chief Investment Officer – Equities of Munder Capital Management, LLC
(1995-1999); Vice President and Portfolio Manager of Loomis, Sayles &
Co., L.P. (asset manager) (1984-1995); Vice President and Portfolio
Manager at First of America Bank (1978-1984).
Michael A. Smart+	Trustee	Since 2003	Current: Managing Partner, Herndon Equity Partners (2014 – Present),	3	Current: President & Chairman, Board
(1960)			Managing Partner, Cordova, Smart & Williams, LLC (2003-present).		of Directors, Berkshire Blanket
Holdings, Inc. (2006-present);
			Former: Managing Director in Investment Banking – the Private Equity		President and Chairman, Board of
			Group (1995-2001) and a Vice President in Investment Banking – Corporate		Directors, Sqwincher Holdings
			Finance (1992-1995) at Merrill Lynch & Co; Founding Partner of The		(2006-present); Board of Directors,
			Carpediem Group, a private placement firm (1991-1992); Associate at		Sprint Industrial Holdings
			Dillon, Read and Co. (investment bank) (1988-1990).		(2007-present); Vice Chairman,
Board of Directors, National
Association of Investment
Companies (“NAIC”) (2010-present). Trustee, The Mead School (May 2014 – Present).

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 59

SUPPLEMENTAL INFORMATION (Unaudited) continued					October 31, 2015

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees

Interested Trustee:
Tracy V. Maitland+ø	Trustee,	Since 2003	Current: President and Founder, Advent Capital Management, LLC	3	None.
(1960)	Chairman,		(2001-present).
President and
	Chief		Former: Prior to June 2001 President, Advent Capital Management,
	Executive		a division of Utendahl Capital.
Officer

+	Address of all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.

++	Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.

*	Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees. The term of the Class I Trustees will continue until the 2016 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Michael A. Smart and Mr. Daniel L. Black are the Class II Trustees. The term of the Class II Trustees will continue until the 2017 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees. The term of the Class III Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.

**
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

ø
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

60 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2015

Officers
The Officers of the Advent Claymore Convertible Securities and Income Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Edward C. Delk	Secretary and	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	Chief
	Compliance		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General Counsel,
	Officer		TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).
Tony Huang	Vice President	Since 2014	Current: Vice President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus
Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).
Robert White	Treasurer and	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*   Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 61

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2015

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

62 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	October 31, 2015

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 63

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited)	October 31, 2015

In discussing the factors and other considerations summarized below, the Board noted that it generally receives, reviews and evaluates information concerning the performance of the Funds and the services and personnel of Advent and Guggenheim and their affiliates at quarterly meetings of the Board. While emphasis might be placed on information concerning the investment performance of each Fund, each Fund’s fees and expenses in comparison with other funds’ fees and expenses and other matters at the meeting at which the renewal of the Investment Management Agreements and the Investment Advisory Agreements is considered, the process of evaluating each Fund’s investment advisory and management arrangements is an ongoing one. The Board did not identify any one particular factor that was controlling or of paramount importance in their deliberations and each individual Trustee may have weighed the information provided differently. The information below represents a summary of certain aspects of the more detailed discussions held by the Board and does not necessarily include all information considered by the Trustees.

Nature, Extent and Quality of Services

The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to AVK, AGC and LCM by Advent under the Investment Management Agreements, and to AGC and LCM by Guggenheim under the Investment Advisory Agreements. The Independent Trustees reviewed and considered the responses of Advent and Guggenheim to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background, experience and expertise of the management and other personnel of Advent and Guggenheim. The reputation and compliance history of Advent and Guggenheim was discussed, along with the financial condition of Advent and the ability of Guggenheim and its affiliates to provide services to the Funds.

The Independent Trustees evaluated the capabilities of Advent and Guggenheim, including their resources, reputation and other attributes, and their ability to attract and retain highly qualified investment professionals. The Independent Trustees also considered the commitment of Advent and Guggenheim to the Funds. The Independent Trustees discussed the portfolio managers at Advent responsible for portfolio management for the Funds, including the increasing involvement of Mr. Maitland, and in other personnel at both Advent and Guggenheim.

The Board noted the services provided by GFIA, as distinct from those provided by Advent. They noted GFIA’s oversight and supervision of the services of Advent as investment manager including the general monitoring of the performance of Advent. The Board was also aware that GFIA assists in the implementation and oversight of the Fund compliance program, which is administered by the Funds’ chief compliance officer.

Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to AVK, AGC and LCM by Advent and the investment advisory services provided to AGC and LCM by GFIA.

64 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)	October 31, 2015

Fund Performance and Expenses

The Independent Trustees considered the performance results for AVK, AGC and LCM on a market price and net asset value basis over various time periods. They also considered the result of each Fund in comparison to the performance results of other closed-end funds that were determined to be similar to the Funds in terms of investment strategy (each group, a “Peer Group” and collectively, the "Peer Groups"). They recognized that the number of other funds in the Peer Group was small and that, for a variety of reasons, Peer Group comparisons may have limited usefulness. The Board also was aware that the performance benchmark indexes may not be useful comparisons due to the fact that the securities in the benchmarks may include convertibles, high yield or other securities with characteristics unlike those purchased by the Funds.

AVK underperformed its peer average (based on net asset value) for the one-, three- and five-year periods ended October 31, 2014. AVK similarly had trailed the Merrill Lynch All Convertibles Index (based on net asset value) over the one-, three- and five-years ended October 31, 2014, but outperformed the Merrill Lynch U.S. High Yield Master II index during the three and five year periods.

AGC underperformed its peer average (based on net asset value) for the one-, three- and five-year periods ended October 31, 2014 while also trailing each of the Merrill Lynch All Convertibles index and Merrill Lynch U.S. High Yield Master II index (each based on net asset value) during these periods.

LCM underperformed its peer average (based on net asset value) for the one-, three- and five-year periods ended October 31, 2014 while also trailing each of the Merrill Lynch All Convertibles index and Merrill Lynch U.S. High Yield Master II index (each based on net asset value) during these periods.

The Board noted that it had discussed with Fund management the past underperformance of the Funds at previous meetings and the steps management would take to improve performance. The Independent Trustees considered the steps management has historically taken, and the activities it presently undertakes, to address the Funds’ underperformance, which includes enhancement to risk management implementation, changes to investment guidelines and repositioning of the portfolio teams, and will continue to monitor performance on an on-going basis. The Board discussed the recent repositioning of the portfolios and the adoption of a sleeve investment approach. The Board considered the significant improvement of the performance of the Funds in the relatively short time period after the completion of the transition to the three-sleeve model and after Advent made advantageous decisions in respect of asset allocations available under its new mandate. The Independent Trustees noted management’s representation that performance was improving and management’s expectation that this trend in performance could continue.

The Board also reviewed information about the discount at which each Fund’s shares have traded as compared with its peers.

The Independent Trustees received and considered information regarding AVK’s, AGC's and LCM’s total expense ratios relative to their peers. AVK has a slightly higher expense ratio than four of its peers (excluding interest expense). AGC has a higher expense ratio than its two peers. LCM has a higher expense ratio than two peer funds and a lower expense ratio than its other peer fund. The Independent Trustees acknowledged that the expense ratios of LCM, AGC and AVK were often higher

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 65

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)	October 31, 2015

than expense ratios of certain Peer Group funds because of LCM, AGC and AVK’s use of leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios and because of the small sizes of the Funds and the overall complex in relation to peers. The Independent Trustees also noted that expense ratio comparisons with Peer Groups were difficult because the items included in other funds’ definitions of expenses may differ from those used for the Funds. The Independent Trustees considered that the Funds benefited from the use of leverage despite the costs.

Based on the above-referenced considerations, discussions and other factors, the Independent Trustees concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreements of AVK, AGC and LCM and the Investment Advisory Agreements of AGC and LCM.

Investment Management and Advisory Fee Rates

The Independent Trustees reviewed and considered the contractual investment management fee rates for AVK, AGC and LCM and the investment advisory fee rates for AGC and LCM (collectively, the “Management Agreement Rates”) payable by AVK, AGC and LCM to Advent and by AGC and LCM to GFIA for investment management and advisory services, respectively. Additionally, the Independent Trustees received and considered information comparing the Management Agreement Rates with those of the other funds in the relevant Peer Group. The Independent Trustees concluded that the fees were fair and reasonable based on relevant factors, including AVK’s, AGC’s and LCM’s performance results and fees relative to their respective Peer Groups.

Profitability

The Independent Trustees received and considered an estimated profitability analysis of Advent and Guggenheim based on the Management Agreement Rates. The Independent Trustees also discussed with Fund management the methodology used to determine profitability. The Independent Trustees concluded that, in light of the costs of providing investment advisory services to AGC and LCM and investment management and other services to AVK, AGC and LCM, the profits and other ancillary benefits that Advent and Guggenheim received with regard to providing these services to AVK, AGC and LCM were not unreasonable.

Economies of Scale

The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of AVK, AGC and LCM, whether AVK, AGC and LCM have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Information about Services to Other Clients

The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent and Guggenheim to their other clients. In

66 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)	October 31, 2015

particular, Advent confirmed that the Funds differ from certain other accounts advised by Advent in that they are more complex to manage, require greater resources from Advent and differ in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided to the Funds in relation to those typically provided to private funds and separate accounts. In addition, Guggenheim noted that it may charge different fees to other clients, which are a result of different types and levels of services provided.

Conclusion. After consideration of the factors discussed above, the Board, including the Independent Directors, unanimously voted to approve each Investment Management Agreement and each Investment Advisory Agreement for an additional one-year term.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 67

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FUND INFORMATION	October 31, 2015

Board of Trustees	Investment Adviser
Randall C. Barnes	Advent Capital Management, LLC
New York, NY
Daniel L. Black
Servicing Agent
Tracy V. Maitland,*	Guggenheim Funds Distributors, LLC
Chairman	Chicago, IL

Derek Medina	Accounting Agent and Custodian
The Bank of New York Mellon
Ronald A. Nyberg	New York, NY

Gerald L. Seizert	Administrator
Rydex Fund Services, LLC
Michael A. Smart	Rockville, MD

* Trustee is an “interested person” of the Fund	Transfer Agent
as defined in the Investment Company Act of	Computershare Trust Company, N.A.
1940, as amended.	Jersey City, NJ

Officers	Legal Counsel
Skadden, Arps, Slate, Meagher
Tracy V. Maitland	& Flom LLP
President and Chief Executive Officer	New York, NY

Robert White	Independent Registered Public
Treasurer and Chief Financial Officer	Accounting Firm
PricewaterhouseCoopers LLP
Edward C. Delk	New York, NY
Secretary and Chief Compliance Officer

Tony Huang
Vice President and Assistant Secretary

70 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

FUND INFORMATION continued	October 31, 2015

Portfolio Managers of the Fund

The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent), David Hulme (Managing Director of Advent), Michael Brown (Managing Director of Advent) and Tony Huang (Vice President of Advent).

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/avk. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330, or at www.sec.gov.

Sector Classification

Information in the “Portfolio of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Funds usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 71

ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1 Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2 Analyze the quality of issues to help manage downside risk;

3 Analyze fundamentals to identify catalysts for favorable performance; and

4 Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	227 West Monroe Street
New York, NY 10020	Chicago, IL 60606
Member FINRA/SIPC
(12/15)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-AVK-AR-1015

Item 2.  Code of Ethics.

a)           The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

               (2)  Not applicable.

               (3)  Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $90,000 and $86,100 for the fiscal years ended October 31, 2015, and October 31, 2014, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2015, and October 31, 2014, respectively. These services were performed for agreed upon procedures associated with the registrant’s Auction Market Preferred Shares.

The registrant's principal accountant did not bill fees for tax services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $15,700 and $14,950 for the fiscal years ended October 31, 2015, and October 31, 2014, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a). 4(b) or 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2015, and October 31, 2014, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(1)   In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY OF

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2)   None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $143,700 and $332,950 for the fiscal years ended October 31, 2015, and October 31, 2014, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

a)   The Audit Committee was established as a separately designed standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended.  The audit committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

b)   Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager's Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a) (1) Tracy Maitland and Paul Latronica (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the Portfolio Managers as of October 31, 2015:

Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Chief Executive Officer and Founder at Advent Capital Management, LLC.
Paul Latronica	2011	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than fifteen years.
Tony Huang	2014	Vice President, Portfolio Management & Research at Advent Capital Management, LLC; formerly at Essex Investment Management and Fidelity Investment.
David Hulme	2014
Managing Director at Advent Capital Management, LLC; formerly, Investment Director and Portfolio Manager at Van Eck Global Asset Management, Investment Analyst at Peregrine Asset Management, and Deputy Manager of the Financial Markets Group at PriceWaterhouse.

Michael Brown	2014
Managing Director at Advent Capital Management, LLC; formerly, Director at Evergreen Investments, and also worked in portfolio management and analyst capacities at Duetsche Asset Management, Merrill Lynch Investment Management, and Eagle Asset Management.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2014:

Tracy Maitland

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0.00	0	$0.00
Other pooled investment vehicles	2	$233,772,763.20	2	$233,772,763.20
Other accounts	418	$4,543,698,982.83	1	$253,699,609.18

Paul Latronica

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,250,406,337.71	0	$0.00
Other pooled investment vehicles	2	$672,586,731.34	0	$0.00
Other accounts	384	$3,067,208,815.52	2	$469,722,339.95

Tony Huang

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,250,406,337.71	0	$0.00
Other pooled investment vehicles	0	$0.00	0	$0.00
Other accounts	0	$0.00	0	$0.00

David Hulme

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,250,406,337.71	0	$0.00
Other pooled investment vehicles	2	$620,528,380.36	0	$0.00
Other accounts	41	$2,604,991,712.39	1	$253,699,609.18

Michael Brown

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,250,406,337.71	0	$0.00
Other pooled investment vehicles	0	$0.00	0	$0.00
Other accounts	0	$0.00	0	$0.00

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2015:

Name of Portfolio Manager    Dollar Range of Equity Securities in Fund
Tracy Maitland                          $100,001-$500,000
Paul Latronica                           $10,001- $50,000
Tony Huang                               $1 - $10,000
David Hulme                             $50,001-$100,000
Michael Brown                         $10,001-$50,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)  Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not applicable.

(b)      Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)      Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advent Claymore Convertible Securities and Income Fund

By:      /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:   January 8, 2016

By:       /s/ Robert White

Name: Robert White

Title:   Treasurer and Chief Financial Officer

Date:   January 8, 2016